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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                  April 30, 1996


                       LONG DISTANCE DIRECT HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                        33-26019-LA                    33-0323376
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   (State or Other Jurisdiction        (Commission                 (IRS Employer
       of Incorporation)               File Number)          Identification No.)

 1 Blue Hill Plaza, Pearl River, New York                              10965
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      (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (914) 620-0765

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 26, 1996, Grant Thornton LLP, the principal accountants of Long Distance Direct, Inc. ("LDDI"), the Company's wholly owned subsidiary, resigned and withdrew its report on the combined financial statements of LDDI and its predecessor, Long Distance Direct, L.P., for the fiscal years ended December 31, 1993 and 1994. As more fully explained in Exhibit 16.1, Grant Thornton, LLP's report was used in certain documents, including filings with the Securities and Exchange Commission without their knowledge or consent.

         In connection with the audits of the two fiscal years ended December 31, 1994, and the subsequent interim period through April 26, 1996, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Grant Thornton LLP on the combined financial statements of LDDI and Long Distance Direct, L.P. as of and for the fiscal years ended December 31, 1994 and 1993, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Such audit reports were, however, modified as to uncertainty, concerning the company's ability to continue as a going concern, and contained emphases of the matters concerning liabilities to various taxing authorities and the ultimate outcome of loan extension negotiations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             16.1 Letter from Grant Thornton LLP to Long Distance Direct
                  Holdings, Inc. dated April 26, 1996.

             16.2 Letter from Grant Thornton LLP to Securities and Exchange
                  Commission dated May 13, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 1996                        LONG DISTANCE DIRECT HOLDINGS, INC.




                                           By: /s/ Michael Preston
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                                                Michael Preston, Secretary
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EXHIBIT INDEX
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             Exhibits:

             16.1 Letter from Grant Thornton LLP to Long Distance Direct
                  Holdings, Inc. dated April 26, 1996.

             16.2 Letter from Grant Thornton LLP to Securities and Exchange
                  Commission dated May 13, 1996.